FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
NOTE 14:-	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company measured the written put option related to Kubatronik acquisition (see Note 1A) at fair value. In accordance with ASC 820-10, foreign currency derivative contracts are classified within Level 2, because they are valued utilizing market observable inputs. The written put option is classified within Level 3 because it is valued using a B&S model which utilizes significant inputs that are unobservable in the market such as expected stock price volatility, risk-free interest rate and the dividend yield, and remaining period of time the options will be outstanding before they expire.

As of December 31, 2016 the Company has no put/call option or any other derivatives instruments.

The Company’s outstanding loans as of December 31, 2016 were received during 2016, 2015 and 2014, and are presented at book value.

In addition to the above, the Company's financial instruments at December 31, 2016 and 2015, consisted of cash and cash equivalents, bank deposits, trade and other accounts receivable, other current assets, short-term credit provided by financial institutions, and trade and other payables. The carrying amounts of all the aforementioned financial instruments, at face value or cost plus accrued interest, approximate fair value due to the short maturity of these instruments linked to the Israeli central bank rate.

These Consolidated Financial Statements do not include any nonrecurring fair value measurements relating to assets and liabilities for which the Company has adopted the provisions of ASC Topic 820.